INVESTOR FINANCIAL SUPPLEMENT
December 31, 2012

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of February 1, 2013
Address:
One Hartford Plaza		A.M. Best	Fitch	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A+	A	A2
	Hartford Life Insurance Company	A	A-	A-	A3
Internet address:	Hartford Life and Accident Insurance Company	A	A-	A-	A3
http://www.thehartford.com	Hartford Life and Annuity Insurance Company	A	A-	BBB+	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Contacts:	Senior debt	bbb+	BBB	BBB	Baa3
Sabra Purtill	Commercial paper	AMB-2	F2	A-2	P-3
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 43006	250 Royall Street
	Providence, RI 02940-3006	Canton, MA 02021
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i

CONSOLIDATED	Consolidated Financial Results	1	MUTUAL FUNDS	Income Statements	21
	Operating Results by Segment	2		Supplemental Data	22
	Consolidated Statements of Operations	3		Supplemental Data - Asset Value Rollforward	23
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Loss	7
	Deferred Policy Acquisition Costs and Present Value of Future Profits	8	TALCOTT RESOLUTION	Financial Highlights	24
	Unpaid Loss And Loss Adjustment Expense Reserve Rollforward	9		Supplemental Data	25
				U.S. Annuity
				Supplemental Data - Account Value Rollforward	26
				International Annuity
PROPERTY & CASUALTY	Income Statements	10		Supplemental Data - Account Value Rollforward	27
	Underwriting Ratios	11		Supplemental Data - Annuity Death and Income Benefits	28
	Property & Casualty Commercial			Variable Annuity Guaranteed Benefits	29
	Underwriting Results	12
	Underwriting Ratios	13
	Supplemental Data	14
	Consumer Markets		CORPORATE	Income Statements	30
	Underwriting Results	15
	Underwriting Ratios	16
	Written and Earned Premiums	17
	P&C Other Operations		CONSOLIDATED INVESTMENTS	Investment Earnings Before-tax	31
	Underwriting Results	18		Net Investment Income by Segment	32
				Analysis of Net Realized Capital Gains (Losses) after tax and DAC	33
				Composition of Invested Assets	34
GROUP BENEFITS	Income Statements	19		Invested Asset Exposures	35
	Supplemental Data	20

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
All amounts are in millions, except for per share and ratio information unless otherwise stated.
In 2012, The Hartford Financial Services Group, Inc (the “Company”, “we”, or “our”) concluded an evaluation of its strategy and business portfolio. The Company currently conducts business principally in six reporting segments, Property & Casualty Commercial, Consumer Markets, Property & Casualty Other Operations, Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category. Starting in the fourth quarter of 2012, financial results for the former Individual Life and Retirement Plans segments are reported in the Talcott Resolution segment (formerly Life Other Operations).
Property & Casualty ("P&C") is organized into three reporting segments; P&C Commercial, Consumer Markets and P&C Other Operations. P&C Commercial provides workers' compensation, property, automobile, liability and umbrella coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity, surety, livestock and specialty casualty coverages are offered through the segment's specialty lines. Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Talcott Resolution includes U.S. Annuity, International Annuity, Institutional, Private Placement Life Insurance and the former Individual Life and Retirement Plans businesses, previously reported in Wealth Management.
The Company includes in Corporate the Company's debt financing and related interest expense, as well as other capital raising activities; banking operations; and certain purchase accounting adjustments and other charges not allocated to the segments.
The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and P&C. Life consists of the Mutual Funds, Group Benefits, Talcott Resolution, and an Other category. P&C consists of the P&C Commercial, Consumer Markets and P&C Other Operations. Corporate primarily includes the Company's debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represents the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. It does not include other factors that affect average premium per unit of exposure such as changes in the mix of business by state, territory, class plan and tier of risk. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
Accumulated other comprehensive income (“AOCI”) represents after tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.
Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.
Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.

i

Assets under management (“AUM”) include account values and mutual funds assets. AUM is a measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of account value whether caused by changes in capital markets or through net flows.
Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
NM-Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that the measure core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt. In the fourth quarter of 2012, the Company changed the definition of core earnings to also exclude additional items that may obscure trends in our businesses, including restructuring charges and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's P&C Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for P&C Commercial and Consumer Markets is set forth at pages 12 and 15, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. We believe that underwriting gain (loss) provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of underwriting gain (loss) to net income for the P&C businesses is set forth at page 10.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. the Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, certain of the segment's operating performance. ROA is the most directly comparable U.S. GAAP measure. We believes that the measure ROA, core earnings, provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.

ii

After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. after-tax margin is the most directly comparable U.S. GAAP measure. We believe that the measure after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding. The Company provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.
The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.

iii

CONSOLIDATED

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
HIGHLIGHTS
Net income (loss) [1]	$(46)	$401	$(101)	$96	$118	$60	$33	$501	$350	$712
Core earnings	$265	$435	$277	$426	$301	$266	$31	$518	$1,403	$1,116
Total revenues [2]	$7,735	$6,442	$4,574	$7,661	$5,638	$4,520	$5,401	$6,300	$26,412	$21,859
Total assets	$298,710	$308,918	$303,977	$310,548	$302,609	$304,188	$315,957	$320,987
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.13)	$0.90	$(0.26)	$0.20	$0.24	$0.11	$0.05	$1.10	$0.70	$1.51
Core earnings available to common shareholders	$0.58	$0.98	$0.61	$0.94	$0.65	$0.57	$0.04	$1.14	$3.11	$2.41
Diluted earnings (losses) per common share [3]
Net income (loss) available to common shareholders [4]	$(0.13)	$0.83	$(0.26)	$0.18	$0.23	$0.11	$0.05	$0.99	$0.66	$1.40
Core earnings available to common shareholders	$0.54	$0.90	$0.57	$0.87	$0.61	$0.54	$0.04	$1.02	$2.88	$2.24
Weighted average common shares outstanding (basic)	436.2	435.8	438.2	440.7	445.1	445.3	445.1	444.6	437.7	445.0
Dilutive effect of stock compensation	3.0	2.1	1.5	1.9	0.7	0.7	1.0	1.8	2.2	1.1
Dilutive effect of warrants	28.7	23.8	25.1	26.4	23.1	27.4	36.3	41.1	26.0	31.9
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	467.9	461.7	464.8	469.0	468.9	473.4	482.4	487.5	465.9	478.0
Dilutive effect of assumed conversion of preferred shares [4]	21.0	21.0	21.0	20.9	20.7	20.7	—	20.7	20.9	20.7
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	488.9	482.7	485.8	489.9	489.6	494.1	482.4	508.2	486.8	498.7
Common shares outstanding	436.3	436.1	435.6	440.9	442.5	445.5	445.3	445.1	436.3	442.5
Book value per common share	$51.06	$52.31	$49.14	$46.99	$47.30	$46.70	$44.02	$42.44
Per common share impact of accumulated other comprehensive income ("AOCI")	$6.51	$7.55	$5.18	$3.01	$2.83	$2.59	$(0.06)	$(1.66)
Book value per common share (excluding AOCI)	$44.55	$44.76	$43.96	$43.98	$44.47	$44.11	$44.08	$44.10
Book value per diluted share	$46.59	$48.13	$45.59	$43.25	$44.31	$43.81	$40.09	$38.50
Per diluted share impact of AOCI	$5.80	$6.78	$4.68	$2.70	$2.58	$2.37	$(0.05)	$(1.46)
Book value per diluted share (excluding AOCI)	$40.79	$41.35	$40.91	$40.55	$41.73	$41.44	$40.14	$39.96
Common shares outstanding and dilutive potential common shares	490.1	485.5	481.7	491.9	484.9	487.6	502.8	505.1
FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI)	1.6%	2.3%	0.8%	1.5%	3.5%	5.9%	9.8%	10.3%
ROE (core earnings last 12 months to common stockholder equity excluding AOCI)	7.0%	7.1%	6.4%	5.1%	5.6%	6.7%	8.5%	9.9%
Debt to capitalization, including AOCI	23.8%	23.4%	24.5%	22.6%	22.4%	23.6%	24.7%	25.4%
Annualized investment yield, after tax	2.9%	2.9%	3.1%	3.0%	2.8%	2.9%	3.1%	3.2%	3.0%	3.0%

[1]
Includes a loss on extinguishment of debt of $587, after tax, recognized in the second quarter of 2012 related to the repurchase of all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. The loss consisted of the premium associated with repurchasing the 10% Debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance costs related to the 10% Debentures and other costs related to the repurchase transaction.

[2]
Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses.

[3]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

[4]
The impact of applying the "if-converted" method to the The Hartford's mandatory convertible preferred stock was anti-dilutive to net income available to common shareholders and therefore these shares were excluded from the calculation for the three months ended March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011 and the years ended December 31, 2012 and 2011.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
P&C Commercial	$26	$161	$162	$162	$29	$87	$96	$177	$511	$389
Consumer Markets	11	93	(47)	102	85	(10)	(177)	111	159	9
P&C Other Operations	17	21	(14)	20	16	9	(167)	23	44	(119)
Total Property & Casualty core earnings (losses)	$54	$275	$101	$284	$130	$86	$(248)	$311	$714	$279
Group Benefits core earnings	39	23	34	5	17	20	30	19	101	86
Mutual Funds core earnings	16	19	19	20	20	24	27	27	74	98
Talcott Resolution core earnings	211	194	203	219	197	210	305	240	827	952
Corporate core losses	(55)	(76)	(80)	(102)	(63)	(74)	(83)	(79)	(313)	(299)
CONSOLIDATED CORE EARNINGS	$265	$435	$277	$426	$301	$266	$31	$518	$1,403	$1,116
Add: Unlock impact on net income (loss)	$42	$(79)	$(146)	$214	$5	$(469)	$(66)	$57	$31	$(473)
Add: Restructuring and other costs, after tax	(58)	(34)	(31)	(6)	(7)	(9)	—	—	(129)	(16)
Add: Income (loss) from discontinued operations	(1)	(2)	(1)	(1)	1	3	(80)	162	(5)	86
Add: Loss on extinguishment of debt, after tax	—	—	(587)	—	—	—	—	—	(587)	—
Less: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	(294)	81	387	(537)	(182)	269	148	(236)	(363)	(1)
Net income (loss)	$(46)	$401	$(101)	$96	$118	$60	$33	$501	$350	$712
PER SHARE DATA
Diluted earnings (losses) per common share
Core earnings available to common shareholders	$0.54	$0.90	$0.57	$0.87	$0.61	$0.54	$0.04	$1.02	$2.88	$2.24
Net income (loss) available to common shareholders	$(0.13)	$0.83	$(0.26)	$0.18	$0.23	$0.11	$0.05	$0.99	$0.66	$1.40

[1]	Includes net realized capital gains (losses) excluded from core earnings. See page 33 for further analysis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Earned premiums	$3,388	$3,401	$3,400	$3,442	$3,506	$3,518	$3,545	$3,519	$13,631	$14,088
Fee income	1,066	1,118	1,114	1,134	1,130	1,192	1,219	1,209	4,432	4,750
Net investment income (loss):
Securities available-for-sale and other	1,040	1,030	1,097	1,070	998	1,062	1,104	1,108	4,237	4,272
Equity securities, trading [1]	2,676	710	(1,687)	2,866	325	(1,890)	(597)	803	4,565	(1,359)
Total net investment income (loss)	$3,716	$1,740	$(590)	$3,936	$1,323	$(828)	$507	$1,911	$8,802	$2,913
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses [2]	(188)	(59)	(106)	(36)	(42)	(71)	(31)	(119)	(389)	(263)
OTTI losses recognized in other comprehensive income	3	22	8	7	6	11	8	64	40	89
Net OTTI losses recognized in earnings	$(185)	$(37)	$(98)	$(29)	$(36)	$(60)	$(23)	$(55)	$(349)	$(174)
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(324)	156	687	(881)	(350)	635	92	(348)	(362)	29
Total net realized capital gains (losses)	$(509)	$119	$589	$(910)	$(386)	$575	$69	$(403)	$(711)	$(145)
Other revenues	74	64	61	59	65	63	61	64	258	253
Total revenues	$7,735	$6,442	$4,574	$7,661	$5,638	$4,520	$5,401	$6,300	$26,412	$21,859
Benefits, losses and loss adjustment expenses	3,320	3,271	3,621	3,038	3,465	4,006	3,976	3,178	13,250	14,625
Benefits, losses and loss adjustment expenses—returns credited on international variable annuities [1]	2,676	710	(1,686)	2,864	324	(1,889)	(597)	803	4,564	(1,359)
Amortization of DAC	547	566	554	321	397	1,005	592	450	1,988	2,444
Insurance operating costs and other expenses	1,252	1,222	1,261	1,303	1,206	1,273	1,452	1,354	5,038	5,285
Loss on extinguishment of debt	—	—	910	—	—	—	—	—	910	—
Interest expense	109	109	115	124	124	128	128	128	457	508
Goodwill impairment	—	—	—	—	30	—	—	—	—	30
Restructuring and other costs [3]	89	53	48	9	11	14	—	—	199	25
Total benefits and expenses	$7,993	$5,931	$4,823	$7,659	$5,557	$4,537	$5,551	$5,913	$26,406	$21,558
Income (loss) from continuing operations before income taxes	(258)	511	(249)	2	81	(17)	(150)	387	6	301
Income tax expense (benefit)	(213)	108	(149)	(95)	(36)	(74)	(263)	48	(349)	(325)
Income (loss) from continuing operations, after tax	$(45)	$403	$(100)	$97	$117	$57	$113	$339	$355	$626
Income (loss) from discontinued operations, after tax	(1)	(2)	(1)	(1)	1	3	(80)	162	(5)	86
Net income (loss)	$(46)	$401	$(101)	$96	$118	$60	$33	$501	$350	$712
Less: Unlock impacts on net income (loss) [4]	42	(79)	(146)	214	5	(469)	(66)	57	31	(473)
Less: Restructuring and other costs, after tax	(58)	(34)	(31)	(6)	(7)	(9)	—	—	(129)	(16)
Less: Income (loss) from discontinued operations, after tax	(1)	(2)	(1)	(1)	1	3	(80)	162	(5)	86
Less: Loss on extinguishment of debt, after tax	—	—	(587)	—	—	—	—	—	(587)	—
Less: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	(294)	81	387	(537)	(182)	269	148	(236)	(363)	(1)
Core earnings	$265	$435	$277	$426	$301	$266	$31	$518	$1,403	$1,116

[1]
Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	Includes $177 of intent-to-sell impairment losses relating to the sales of the Retirement Plans and Individual Life businesses for the three months and year ended December 31, 2012.

[3]	Restructuring and other costs is comprised of severance benefits and related costs, professional fees, asset impairment charges and other contract termination charges.

[4]	The Unlock recorded in the periods presented affected each income statement line item as follows:

Earned premiums	$(5)	$(3)	$1	$—	$1	$(3)	$1	$—	$(7)	$(1)
Fee income	7	14	7	(2)	14	22	5	(1)	26	40
Benefits, losses and loss adjustment expenses	(163)	56	143	(208)	(22)	409	16	(49)	(172)	354
Amortization of DAC and present value of future profits	100	79	89	(124)	32	336	89	(38)	144	419
Income tax expense (benefit)	23	(45)	(78)	116	—	(257)	(33)	29	16	(261)
Net income (loss)	$42	$(79)	$(146)	$214	$5	$(469)	$(66)	$57	$31	$(473)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2012 AND 2011

	LIFE [1]		PROPERTY & CASUALTY [1]		CORPORATE [1]		CONSOLIDATED
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Investments
Fixed maturities, available-for-sale, at fair value	$58,889	$55,633	$26,491	$26,023	$542	$153	$85,922	$81,809
Fixed maturities, at fair value using the fair value option	1,075	1,317	12	11	—	—	1,087	1,328
Equity securities, trading, at fair value	28,933	30,499	—	—	—	—	28,933	30,499
Equity securities, available-for-sale, at fair value	512	515	263	302	115	104	890	921
Mortgage loans	5,661	4,979	1,050	749	—	—	6,711	5,728
Policy loans, at outstanding balance	1,997	2,001	—	—	—	—	1,997	2,001
Limited partnerships and other alternative investments	1,452	1,318	1,563	1,214	—	—	3,015	2,532
Other investments	961	2,244	130	121	23	29	1,114	2,394
Short-term investments	2,947	5,641	802	658	832	1,437	4,581	7,736
Total investments	$102,427	$104,147	$30,311	$29,078	$1,512	$1,723	$134,250	$134,948
Cash	2,231	2,377	190	203	—	1	2,421	2,581
Premiums receivable and agents’ balances	344	344	3,198	3,102	—	—	3,542	3,446
Reinsurance recoverables	1,912	2,022	2,754	2,746	—	—	4,666	4,768
DAC	5,177	6,000	548	556	—	—	5,725	6,556
Deferred income taxes	(90)	174	395	800	1,492	1,157	1,797	2,131
Goodwill	460	470	119	119	417	417	996	1,006
Property and equipment, net	348	388	620	632	9	9	977	1,029
Other assets	1,600	1,070	967	1,205	200	(1)	2,767	2,274
Separate account assets	141,569	143,870	—	—	—	—	141,569	143,870
Total assets	$255,978	$260,862	$39,102	$38,441	$3,630	$3,306	$298,710	$302,609
Future policy benefits, unpaid losses and loss adjustment expenses	19,276	19,466	21,716	21,550	—	—	$40,992	$41,016
Other policyholder funds and benefits payable	41,979	45,612	—	—	—	—	41,979	45,612
Other policyholder funds and benefits payable— International variable annuities	28,922	30,461	—	—	—	—	28,922	30,461
Unearned premiums	174	182	4,972	5,041	(1)	(1)	5,145	5,222
Debt	—	—	—	—	7,126	6,216	7,126	6,216
Consumer notes	161	314	—	—	—	—	161	314
Other liabilities	6,609	5,152	1,675	1,831	1,697	1,429	9,981	8,412
Separate account liabilities	141,569	143,870	—	—	—	—	141,569	143,870
Total liabilities	$238,690	$245,057	$28,363	$28,422	$8,822	$7,644	$275,875	$281,123
Common equity, excluding AOCI	14,446	13,943	9,332	9,393	(4,342)	(3,657)	19,436	19,679
Preferred stock	—	—	—	—	556	556	556	556
AOCI, after tax	2,842	1,862	1,407	626	(1,406)	(1,237)	2,843	1,251
Total stockholders’ equity	17,288	15,805	10,739	10,019	(5,192)	(4,338)	22,835	21,486
Total liabilities and equity	$255,978	$260,862	$39,102	$38,441	$3,630	$3,306	$298,710	$302,609

[1]	Please refer to the Basis of Presentation on page i for a description of Life, Property & Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011
DEBT
Short-term debt	$320	$320	$—	$—	$—	$400	$400	$400
Senior notes	5,706	5,706	6,025	4,481	4,481	4,480	4,480	4,480
Junior subordinated debentures	1,100	1,100	1,100	1,739	1,735	1,737	1,734	1,730
Total debt [1][2]	$7,126	$7,126	$7,125	$6,220	$6,216	$6,617	$6,614	$6,610
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$19,436	$19,519	$19,149	$19,390	$19,679	$19,651	$19,627	$19,629
Preferred stock	556	556	556	556	556	556	556	556
AOCI	2,843	3,295	2,256	1,328	1,251	1,155	(25)	(738)
Total stockholders’ equity	$22,835	$23,370	$21,961	$21,274	$21,486	$21,362	$20,158	$19,447
CAPITALIZATION
Total capitalization, including AOCI, after tax	$29,961	$30,496	$29,086	$27,494	$27,702	$27,979	$26,772	$26,057
Total capitalization, excluding AOCI, after tax	$27,118	$27,201	$26,830	$26,166	$26,451	$26,824	$26,797	$26,795
DEBT TO CAPITALIZATION RATIOS [2]
Total debt to capitalization, including AOCI	23.8%	23.4%	24.5%	22.6%	22.4%	23.6%	24.7%	25.4%
Total debt to capitalization, excluding AOCI	26.3%	26.2%	26.6%	23.8%	23.5%	24.7%	24.7%	24.7%
Total rating agency adjusted debt to capitalization [3] [4]	27.1%	26.0%	27.3%	26.5%	26.5%	27.4%	28.6%	29.5%

[1]
On April 5, 2012, the Company issued $1.55 billion aggregate principal amount of senior notes and $600 of junior subordinated debentures. The Company used the proceeds from these debt issuances to repurchase all of the outstanding 10% fixed to floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz SE for $2.125 billion.

[2]
The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $161, $190, $254, $310, $314, $349, $368 and $382 as of December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

[3]
Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company's rental expense on operating leases for total adjustments of $1.7 billion, $1.5 billion, $1.5 billion, $1.5 billion, $1.6 billion, $1.5 billion, $1.5 and $1.6 billion for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

[4]	Reflects 25% equity credit for the junior subordinated debentures and the discount value of the debentures issued in October 2008. Reflects 100% equity credit for the MCP stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Dec. 31, 2012	Dec. 31, 2011
Property & Casualty U.S. statutory net income [1]	$883	$514
Life U.S. statutory net income (loss) [1] [2]	$592	$(1,272)
Property & Casualty U.S. statutory capital and surplus [1]	$7,645	$7,412
GAAP adjustments
DAC	548	556
Benefit reserves	(53)	(59)
GAAP unrealized losses on investments, after tax	1,314	641
Goodwill	119	119
Non-admitted assets	914	1,081
Other, net	252	269
Property & Casualty GAAP stockholders’ equity	$10,739	$10,019
Life U.S. statutory capital and surplus [1] [3]	$6,410	$7,388
GAAP adjustments
Investment in subsidiaries	3,045	3,748
DAC	5,177	6,000
Deferred taxes	(1,755)	(1,542)
Benefit reserves	(1,014)	(2,991)
Unrealized losses on investments, net of impairments	4,071	2,472
Asset valuation reserve and interest maintenance reserve	934	816
Goodwill	460	470
Other, net	(41)	(556)
Life GAAP stockholders’ equity	$17,288	$15,805

[1]	Please refer to the Basis of Presentation on page i for a description of Life and Property & Casualty.

[2]	Net income (loss) does not include capital gains and losses on hedging programs that may be accounted for as realized capital gains (losses) under GAAP.

[3]
U.S. life statutory surplus as of December 31, 2012 declined from September 30, 2012 by $1.2 billion due to several items which will be offset by a $1.7 billion statutory net gain as a result of the sale of the Retirement Plans and Individual Life businesses ("the transactions") in January 2013. The items that had a negative impact on fourth quarter 2012 U.S. life company statutory surplus are: a $0.2 billion decrease due to the transfer of the Mutual Funds business from the U.S. life insurance companies to the life holding company; a $0.4 billion decrease associated with the transactions; a $0.4 billion decrease due to VA related impacts including the impact of expense factor changes and variable annuity hedging losses; and $0.2 billion for other items, including deferred tax assets. As a result of the January 2013 statutory gain from the transactions, the Company's pro forma January 2, 2013 U.S. life statutory surplus was estimated to be $8.1 billion before approximately $1.5 billion in extraordinary dividends and return of surplus to the holding company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011
Fixed maturities net unrealized gain (loss)	$3,402	$3,373	$2,507	$1,793	$1,599	$1,313	$324	$(262)
Equities net unrealized gain (loss)	16	8	(8)	(41)	(88)	(68)	7	28
Other-than-temporary impairment losses recognized in AOCI	(47)	(59)	(94)	(107)	(99)	(97)	(107)	(103)
Net deferred gain on cash-flow hedging instruments	428	543	544	463	516	542	388	317
Total net unrealized gain	$3,799	$3,865	$2,949	$2,108	$1,928	$1,690	$612	$(20)
Foreign currency translation adjustments	406	582	494	438	574	571	493	438
Pension and other postretirement adjustment	(1,362)	(1,152)	(1,187)	(1,218)	(1,251)	(1,106)	(1,130)	(1,156)
Total accumulated other comprehensive income (loss)	$2,843	$3,295	$2,256	$1,328	$1,251	$1,155	$(25)	$(738)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	THREE MONTHS ENDED DECEMBER 31, 2012
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	International Annuity	Institutional	Other [1]	Consolidated
Balance, beginning of period	$564	$43	$23	$1,983	$1,072	$52	$2,210	$5,947
Deferred costs	301	8	9	6	—	—	64	388
Amortization—DAC	(317)	(8)	(9)	(79)	(21)	(1)	(12)	(447)
Amortization—DAC unlock benefit (charge), before tax	—	—	—	(136)	49	—	(13)	(100)
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	(1)	49	—	—	(4)	44
Effect of currency translation adjustment	—	—	—	—	(107)	—	—	(107)
Balance, end of period	$548	$43	$22	$1,823	$993	$51	$2,245	$5,725

	YEAR ENDED DECEMBER 31, 2012
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	International Annuity	Institutional	Other [1]	Consolidated
Balance, beginning of period	$556	$42	$27	$2,412	$1,125	$55	$2,339	$6,556
Deferred costs	1,248	34	31	53	—	—	273	1,639
Amortization—DAC	(1,259)	(33)	(35)	(320)	(70)	(4)	(123)	(1,844)
Amortization—DAC unlock benefit (charge), before tax	—	—	—	(205)	72	—	(11)	(144)
Adjustments to unrealized gains and losses on securities available-for-sale and other [2]	3	—	(1)	(117)	(16)	—	(233)	(364)
Effect of currency translation adjustment	—	—	—	—	(118)	—	—	(118)
Balance, end of period	$548	$43	$22	$1,823	$993	$51	$2,245	$5,725

[1]	Talcott Resolution Other includes DAC balances and activity related to the private placement life insurance ("PPLI"), Individual Life and Retirement Plans businesses.

[2]	Other adjustments include a $16 reduction of the DAC asset as a result of the disposition of the PPLI servicing business in 2012.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	THREE MONTHS ENDED DECEMBER 31, 2012
	P&C Commercial	Consumer Markets	P&C Other Operations	Total Property & Casualty
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$15,719	$1,938	$3,875	$21,532
Reinsurance and other recoverables	2,345	10	678	3,033
Beginning liabilities for unpaid losses and loss adjustment expenses, net	13,374	1,928	3,197	18,499
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,067	593	—	1,660
Current accident year catastrophes	209	126	—	335
Prior year development	18	(14)	5	9
Total provision for unpaid losses and loss adjustment expenses	1,294	705	5	2,004
Less: Payments	1,013	723	78	1,814
Ending liabilities for unpaid losses and loss adjustment expenses, net	13,655	1,910	3,124	18,689
Reinsurance and other recoverables	2,365	16	646	3,027
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$16,020	$1,926	$3,770	$21,716

	YEAR ENDED DECEMBER 31, 2012
	P&C Commercial	Consumer Markets	P&C Other Operations	Total Property & Casualty
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$15,437	$2,061	$4,052	$21,550
Reinsurance and other recoverables	2,343	9	681	3,033
Beginning liabilities for unpaid losses and loss adjustment expenses, net	13,094	2,052	3,371	18,517
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	4,178	2,390	—	6,568
Current accident year catastrophes	325	381	—	706
Prior year development	72	(141)	65	(4)
Total provision for unpaid losses and loss adjustment expenses	4,575	2,630	65	7,270
Less: Payments	4,014	2,772	312	7,098
Ending liabilities for unpaid losses and loss adjustment expenses, net	13,655	1,910	3,124	18,689
Reinsurance and other recoverables	2,365	16	646	3,027
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$16,020	$1,926	$3,770	$21,716

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
UNDERWRITING RESULTS
Written premiums	$2,314	$2,512	$2,472	$2,549	$2,340	$2,515	$2,468	$2,529	$9,847	$9,852
Change in unearned premium reserve	(165)	18	18	83	(141)	32	12	75	(46)	(22)
Earned premiums	2,479	2,494	2,454	2,466	2,481	2,483	2,456	2,454	9,893	9,874
Losses and loss adjustment expenses
Current accident year before catastrophes	1,660	1,717	1,590	1,601	1,776	1,748	1,573	1,578	6,568	6,675
Current accident year catastrophes	335	10	290	71	14	206	447	78	706	745
Prior year development	9	(33)	49	(29)	98	3	317	(51)	(4)	367
Total losses and loss adjustment expenses	2,004	1,694	1,929	1,643	1,888	1,957	2,337	1,605	7,270	7,787
Amortization of DAC	317	313	315	314	313	313	315	313	1,259	1,254
Underwriting expenses	381	367	388	403	342	371	384	389	1,539	1,486
Dividends to policyholders	6	5	5	(2)	5	5	4	4	14	18
Underwriting gain (loss)	(229)	115	(183)	108	(67)	(163)	(584)	143	(189)	(671)
Net investment income	301	295	319	317	292	300	325	331	1,232	1,248
Net realized capital gains (losses)	40	16	(21)	61	15	(66)	19	(30)	96	(62)
Goodwill impairment	—	—	—	—	(30)	—	—	—	—	(30)
Other expense [1]	(33)	(35)	(17)	(35)	(29)	(39)	(162)	(48)	(120)	(278)
Restructuring and other costs	—	(1)	(5)	—	—	—	—	—	(6)	—
Income from continuing operations before income taxes	79	390	93	451	181	32	(402)	396	1,013	207
Income tax expense (benefit)	(2)	106	8	126	39	(15)	(187)	104	238	(59)
Income from continuing operations, after tax	81	284	85	325	142	47	(215)	292	775	266
Income (loss) from discontinued operations, after tax	(1)	(2)	(1)	(1)	(5)	(2)	(3)	160	(5)	150
Net income (loss)	80	282	84	324	137	45	(218)	452	770	416
Less: Restructuring and other costs, after tax	—	(1)	(3)	—	—	—	—	—	(4)	—
Less: Income (loss) from discontinued operations, after tax	(1)	(2)	(1)	(1)	(5)	(2)	(3)	160	(5)	150
Less: Net realized capital gains (losses) after tax and DAC, excluded from core	27	10	(13)	41	12	(39)	33	(19)	65	(13)
Core earnings (losses)	$54	$275	$101	$284	$130	$86	$(248)	$311	$714	$279
[1]    The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
UNDERWRITING GAIN (LOSS)	$(229)	$115	$(183)	$108	$(67)	$(163)	$(584)	$143	$(189)	$(671)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	67.0	68.8	64.8	64.9	71.6	70.4	64.1	64.3	66.4	67.6
Current accident year catastrophes	13.5	0.4	11.8	2.9	0.6	8.3	18.2	3.2	7.1	7.5
Prior year development	0.4	(1.3)	2.0	(1.2)	4.0	0.1	12.9	(2.1)	—	3.7
Total losses and loss adjustment expenses	80.8	67.9	78.6	66.6	76.1	78.8	95.2	65.4	73.5	78.9
Expenses	28.2	27.3	28.6	29.1	26.4	27.5	28.4	28.7	28.3	27.7
Policyholder dividends	0.2	0.2	0.2	(0.1)	0.2	0.2	0.2	0.2	0.1	0.2
Combined ratio	109.2	95.4	107.5	95.6	102.7	106.6	123.8	94.2	101.9	106.8
Catastrophes
Current year	13.5	0.4	11.8	2.9	0.6	8.3	18.2	3.2	7.1	7.5
Prior year	—	(0.3)	(2.0)	(0.4)	0.1	0.1	0.8	0.6	(0.7)	0.4
Catastrophe ratio	13.6	0.1	9.9	2.4	0.6	8.4	19	3.7	6.5	7.9
Combined ratio before catastrophes	95.7	95.3	97.6	93.2	102.1	98.2	104.8	90.5	95.4	98.9
Combined ratio before catastrophes and prior year development	95.4	96.3	93.6	93.9	98.2	98.1	92.7	93.1	94.8	95.5

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
UNDERWRITING RESULTS
Written premiums	$1,454	$1,552	$1,516	$1,687	$1,482	$1,551	$1,498	$1,645	$6,209	$6,176
Change in unearned premium reserve	(114)	(30)	(36)	130	(77)	(2)	(19)	147	(50)	49
Earned premiums	1,568	1,582	1,552	1,557	1,559	1,553	1,517	1,498	6,259	6,127
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,067	1,089	995	1,027	1,142	1,085	950	962	4,178	4,139
Current accident year catastrophes [2]	209	10	74	32	15	93	166	46	325	320
Prior year development [3] [4]	18	15	19	20	109	(9)	31	(6)	72	125
Total losses and loss adjustment expenses	1,294	1,114	1,088	1,079	1,266	1,169	1,147	1,002	4,575	4,584
Amortization of DAC	234	231	231	231	230	229	230	228	927	917
Underwriting expenses [5]	227	218	235	245	199	224	230	234	925	887
Dividends to policyholders [6]	6	5	5	(2)	5	5	4	4	14	18
Underwriting gain (loss)	$(193)	$14	$(7)	$4	$(141)	$(74)	$(94)	$30	$(182)	$(279)

[1]
The three months ended December 31, 2012 included current accident year reserve strengthening of $28 predominantly related to workers' compensation business. The three months ended September 30, 2012 included current accident year reserve strengthening of $39 predominantly related to workers' compensation business and auto liability claims. The three months ended December 31, 2011 included current accident year reserve strengthening of $87 predominantly related to workers' compensation business. The three months ended September 30, 2011 included current accident year reserve strengthening of $47 predominantly related to workers' compensation business.

[2]	Included within current accident year catastrophes in the three months ended December 31, 2012 was $207 related to Storm Sandy.

[3]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Auto liability	$11	$14	$19	$12	$1	$(4)	$—	$(1)	$56	$(4)
Professional liability	—	22	9	9	7	29	2	(9)	40	29
Package business	14	(2)	(16)	(16)	(30)	(42)	3	(7)	(20)	(76)
Workers’ compensation	9	18	43	8	161	7	4	(1)	78	171
General liability	(11)	(36)	(24)	(16)	(44)	(8)	6	6	(87)	(40)
Fidelity and surety	(12)	(8)	10	1	2	(7)	(2)	—	(9)	(7)
Commercial property	(3)	1	4	(10)	—	1	(7)	2	(8)	(4)
Change in workers' compensation discount, including accretion	7	8	8	29	6	15	10	7	52	38
Catastrophes [4]	1	(2)	(39)	3	5	2	10	(5)	(37)	12
Other reserve re-estimates, net	2	—	5	—	1	(2)	5	2	7	6
Total prior year development	$18	$15	$19	$20	$109	$(9)	$31	$(6)	$72	$125

[4]	The three months ended June 30, 2012 includes one time reserve releases on certain prior year catastrophes primarily related to 2001 World Trade Center workers’ compensation claims.

[5]	The three months ended December 31, 2011 included taxes, licenses and fees reserve releases of $12.

[6]	The three months ended March 31, 2012 included a decrease in prior dividends of $8.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
UNDERWRITING GAIN (LOSS)	$(193)	$14	$(7)	$4	$(141)	$(74)	$(94)	$30	$(182)	$(279)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	68.0	68.8	64.1	66.0	73.3	69.9	62.6	64.3	66.8	67.6
Current accident year catastrophes [2]	13.3	0.6	4.8	2.1	1.0	6.0	11.0	3.0	5.2	5.2
Prior year development [3]	1.1	0.9	1.2	1.3	7.0	(0.6)	2.1	(0.4)	1.2	2.0
Total losses and loss adjustment expenses	82.5	70.4	70.1	69.3	81.2	75.3	75.6	66.9	73.1	74.8
Expenses	29.4	28.4	30.0	30.6	27.5	29.2	30.3	30.8	29.6	29.4
Policyholder dividends	0.4	0.3	0.3	(0.1)	0.3	0.3	0.3	0.3	0.2	0.3
Combined ratio	112.3	99.1	100.5	99.7	109.0	104.8	106.2	97.9	102.9	104.6
Catastrophes
Current year [2]	13.3	0.6	4.8	2.1	1.0	6.0	11.0	3.0	5.2	5.2
Prior year	0.1	(0.1)	(2.5)	0.2	0.3	0.1	0.7	(0.3)	(0.6)	0.2
Catastrophe ratio	13.4	0.5	2.3	2.2	1.3	6.1	11.6	2.7	4.6	5.4
Combined ratio before catastrophes	98.9	98.6	98.2	97.5	107.8	98.6	94.5	95.2	98.3	99.1
Combined ratio before catastrophes and prior year development	97.8	97.5	94.5	96.4	101.1	99.4	93.1	95.3	96.6	97.3

[1]
The three months ended December 31, 2012 included current accident year reserve strengthening of 1.8 points, predominantly related to workers’ compensation business. The three months ended September 30, 2012 included current accident year reserve strengthening of 2.5 points, predominantly related to workers' compensation business and auto liability claims. The three months ended December 31, 2011 included current accident year reserve strengthening of 5.6 points, predominantly related to workers’ compensation business. The three months ended September 30, 2011 included current accident year reserve strengthening of 3.0 points, predominantly related to workers' compensation business.

[2]	Included in current accident year catastrophes in the three months ended December 31, 2012 was reserve strengthening of 13.2 points related to Storm Sandy.

[3]	Refer to footnote 3 on page 12 for a summary of (favorable) unfavorable prior year loss reserve development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
WRITTEN PREMIUMS [1]
Small Commercial	$705	$728	$769	$815	$688	$719	$725	$755	$3,017	$2,887
Middle Market	545	557	512	581	569	572	537	602	2,195	2,280
Specialty	195	259	227	283	217	255	224	277	964	973
Other	9	8	8	8	8	5	12	11	33	36
Total	$1,454	$1,552	$1,516	$1,687	$1,482	$1,551	$1,498	$1,645	$6,209	$6,176
EARNED PREMIUMS [1]
Small Commercial	$760	$755	$738	$726	$719	$715	$692	$679	$2,979	$2,805
Middle Market	559	565	562	577	584	587	576	574	2,263	2,321
Specialty	243	253	244	245	247	244	238	234	985	963
Other	6	9	8	9	9	7	11	11	32	38
Total	$1,568	$1,582	$1,552	$1,557	$1,559	$1,553	$1,517	$1,498	$6,259	$6,127
SMALL COMMERCIAL
Combined ratio	111.2	93.6	94.8	97.3	101.1	96.2	104.1	91.2	99.3	98.2
Combined ratio before catastrophes	96.5	93.0	88.7	93.1	99.5	89.8	85.1	87.1	92.9	90.5
Combined ratio before catastrophes and prior year development	92.8	92.6	87.1	91.8	92.9	92.5	84.4	87.7	91.1	89.5
MIDDLE MARKET
Combined ratio	117.1	103.5	104.1	98.8	121.0	109.4	105.8	103.9	105.8	110.1
Combined ratio before catastrophes	99.6	103.7	102.5	97.6	119.2	101.3	99.2	101.7	100.8	105.4
Combined ratio before catastrophes and prior year development	99.0	100.7	98.4	99.2	108.9	103.7	98.2	100.9	99.3	102.9
SPECIALTY
Combined ratio	104.9	117.4	107.9	108.2	110.3	121.3	111.4	102.3	109.7	111.4
Combined ratio before catastrophes	104.4	116.1	115.1	108.8	110.6	120.7	109.2	102.4	111.2	110.8
Combined ratio before catastrophes and prior year development	111.2	105.0	106.5	102.9	112.4	109.9	104.9	103.5	106.4	107.7
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Standard Commercial Lines	9%	8%	7%	7%	5%	4%	3%	3%	8%	4%
Policy Count Retention
Small Commercial	83%	84%	82%	84%	83%	82%	83%	83%	83%	83%
Middle Market	79%	78%	73%	79%	77%	77%	79%	80%	77%	78%
New Business Premium $
Small Commercial	$109	$109	$135	$145	$119	$135	$146	$143	$498	$543
Middle Market	$80	$86	$78	$91	$86	$105	$107	$125	$335	$423
Policies in Force
Small Commercial	1,187,472	1,191,451	1,188,147	1,179,995	1,170,947	1,172,591	1,165,123	1,145,053
Middle Market	75,871	77,372	78,676	81,159	82,695	84,421	85,809	85,442

[1]	The difference between the written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
UNDERWRITING RESULTS	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Written premiums	$859	$960	$950	$861	$858	$964	$969	$884	$3,630	$3,675
Change in unearned premium reserve	(52)	48	46	(48)	(64)	34	30	(72)	(6)	(72)
Earned premiums	911	912	904	909	922	930	939	956	3,636	3,747
Losses and loss adjustment expenses
Current accident year before catastrophes	593	628	595	574	634	663	623	616	2,390	2,536
Current accident year catastrophes [1]	126	—	216	39	(1)	113	281	32	381	425
Prior year development [2]	(14)	(49)	(23)	(55)	(17)	(9)	—	(49)	(141)	(75)
Total losses and loss adjustment expenses	705	579	788	558	616	767	904	599	2,630	2,886
Amortization of DAC	83	82	84	83	83	84	85	85	332	337
Underwriting expenses	144	141	146	150	135	141	147	149	581	572
Underwriting gain (loss)	$(21)	$110	$(114)	$118	$88	$(62)	$(197)	$123	$93	$(48)

[1]	Included within current accident year catastrophes in the three months ended December 31, 2012 was $143 related to Storm Sandy.

[2]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Auto liability	$(2)	$(38)	$(11)	$(30)	$(10)	$(19)	$(9)	$(55)	$(81)	$(93)
Homeowners	(22)	(4)	(1)	(5)	(2)	14	1	(14)	(32)	(1)
Catastrophes	—	(6)	(9)	(14)	(3)	—	9	19	(29)	25
Other reserve re-estimates, net	10	(1)	(2)	(6)	(2)	(4)	(1)	1	1	(6)
Total prior year development	$(14)	$(49)	$(23)	$(55)	$(17)	$(9)	$—	$(49)	$(141)	$(75)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
UNDERWRITING GAIN (LOSS)	$(21)	$110	$(114)	$118	$88	$(62)	$(197)	$123	$93	$(48)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.1	68.9	65.8	63.1	68.8	71.3	66.5	64.3	65.7	67.7
Current accident year catastrophes [1]	13.8	—	23.9	4.3	(0.1)	12.2	29.9	3.4	10.5	11.3
Prior year development [2]	(1.5)	(5.4)	(2.5)	(6.1)	(1.8)	(1.0)	—	(5.1)	(3.9)	(2.0)
Total losses and loss adjustment expenses	77.4	63.5	87.2	61.4	66.8	82.5	96.4	62.6	72.3	77.0
Expenses	24.9	24.5	25.4	25.6	23.6	24.2	24.7	24.7	25.1	24.3
Combined ratio	102.3	87.9	112.6	87.0	90.5	106.7	121.1	87.3	97.4	101.3
Catastrophes
Current year [1]	13.8	—	23.9	4.3	(0.1)	12.2	29.9	3.4	10.5	11.3
Prior year	—	(0.7)	(1.0)	(1.5)	(0.3)	—	1.0	2.0	(0.8)	0.7
Catastrophe ratio	13.8	(0.7)	22.9	2.8	(0.4)	12.2	30.8	5.4	9.7	12.0
Combined ratio before catastrophes	88.5	88.6	89.7	84.3	90.9	94.5	90.2	81.9	87.8	89.3
Combined ratio before catastrophes and prior year development	90.0	93.3	91.3	88.8	92.4	95.5	91.2	89.0	90.8	91.9
PRODUCT
Automobile
Combined ratio	109.4	93.9	98.8	88.4	99.0	99.4	98.0	85.2	97.6	95.3
Combined ratio before catastrophes and prior year development	100.5	100.1	96.0	93.8	101.5	99.7	94.0	92.8	97.6	96.9
Homeowners
Combined ratio	86.1	74.5	144.1	83.8	72.5	124.1	175.0	91.5	97.0	115.8
Combined ratio before catastrophes and prior year development	65.7	78.2	80.2	77.4	73.4	85.5	84.7	80.0	75.4	80.9

[1]	Included in current accident year catastrophes in the three months ended December 31, 2012 was reserve strengthening of 15.7 points related to Storm Sandy.

[2]	Refer to footnote 2 on page 15 for a summary of (favorable) unfavorable prior year loss reserve development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED									YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011		Dec. 31 2012	Dec. 31 2011
DISTRIBUTION
WRITTEN PREMIUMS [1]
AARP Direct	$623	$714	$710	$633	$630	$717	$724	$647		$2,680	$2,718
AARP Agency	40	37	32	27	22	19	17	14		136	72
Other Agency	181	196	194	186	194	213	216	210		757	833
Other	15	13	14	15	12	15	12	13		57	52
Total	$859	$960	$950	$861	$858	$964	$969	$884		$3,630	$3,675
EARNED PREMIUMS [1]
AARP Direct	$674	$679	$671	$676	$685	$687	$694	$698		$2,700	$2,764
AARP Agency	32	27	23	19	16	14	12	10		101	52
Other Agency	188	194	195	201	208	215	222	233		778	878
Other	17	12	15	13	13	14	11	15		57	53
Total	$911	$912	$904	$909	$922	$930	$939	$956		$3,636	$3,747
PRODUCT LINE
WRITTEN PREMIUMS [1]
Automobile	$595	$650	$649	$620	$599	$657	$665	$641		$2,514	$2,562
Homeowners	264	310	301	241	259	307	304	243		1,116	1,113
Total	$859	$960	$950	$861	$858	$964	$969	$884		$3,630	$3,675
EARNED PREMIUMS [1]
Automobile	$632	$632	$630	$632	$641	$649	$657	$672		$2,526	$2,619
Homeowners	279	280	274	277	281	281	282	284		1,110	1,128
Total	$911	$912	$904	$909	$922	$930	$939	$956		$3,636	$3,747
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	5%	4%	4%	4%	3%	4%	6%	7%		4%	5%
Homeowners	6%	6%	6%	6%	6%	8%	9%	9%		6%	8%
Policy Count Retention
Automobile	86%	85%	84%	84%	83%	83%	82%	82%		85%	83%
Homeowners	88%	87%	86%	85%	84%	84%	84%	83%		86%	84%
Premium Retention
Automobile	87%	87%	86%	84%	84%	84%	84%	84%	0.86	86%	84%
Homeowners	91%	91%	90%	89%	90%	91%	90%	90%	0.9	90%	90%
New Business Premium $
Automobile	$77	$84	$85	$86	$77	$80	$75	$66		$332	$298
Homeowners	$30	$32	$30	$25	$23	$26	$23	$19		$117	$91
Policies in Force
Automobile	2,015,323	2,029,078	2,044,874	2,065,317	2,080,535	2,106,385	2,137,351	2,178,719
Homeowners	1,319,101	1,321,149	1,323,557	1,330,117	1,338,676	1,358,162	1,380,301	1,402,264

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
UNDERWRITING RESULTS
Written premiums	$1	$—	$6	$1	$—	$—	$1	$—	$8	$1
Change in unearned premium reserve	1	—	8	1	—	—	1	—	10	1
Earned premiums	—	—	(2)	—	—	—	—	—	(2)	—
Losses and loss adjustment expenses
Prior year development [1]	5	1	53	6	6	21	286	4	65	317
Total losses and loss adjustment expenses	5	1	53	6	6	21	286	4	65	317
Underwriting expenses	10	8	7	8	8	6	7	6	33	27
Underwriting gain (loss)	$(15)	$(9)	$(62)	$(14)	$(14)	$(27)	$(293)	$(10)	$(100)	$(344)

[1]	Included within prior year development was the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Asbestos	$—	$—	$48	$—	$4	$—	$290	$—	$48	$294
Environmental	2	—	3	5	5	19	—	2	10	26
Other reserve re-estimates, net	3	1	2	1	(3)	2	(4)	2	7	(3)
Total prior year development	$5	$1	$53	$6	$6	$21	$286	$4	$65	$317

GROUP BENEFITS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Earned premiums	$915	$926	$950	$957	$995	$1,000	$1,062	$1,028	$3,748	$4,085
Fee income	16	15	16	15	16	16	14	16	62	62
Net investment income	101	98	107	99	99	102	106	104	405	411
Net realized capital gains (losses)	9	11	—	20	(5)	6	10	(14)	40	(3)
Total revenues	1,041	1,050	1,073	1,091	1,105	1,124	1,192	1,134	4,255	4,555
Benefits, losses and loss adjustment expenses	717	746	759	807	814	814	850	828	3,029	3,306
Amortization of DAC	8	9	8	8	8	9	9	9	33	35
Insurance operating costs and other expenses [1]	256	257	261	258	270	274	286	291	1,032	1,121
Restructuring and other costs	—	1	—	—	—	—	—	—	1	—
Total benefits and expenses	981	1,013	1,028	1,073	1,092	1,097	1,145	1,128	4,095	4,462
Income from continuing operations before income taxes	60	37	45	18	13	27	47	6	160	93
Income tax expense (benefit)	14	7	10	—	(2)	2	6	(5)	31	1
Net income	46	30	35	18	15	25	41	11	129	92
Less: Net realized capital gains (losses), after tax, excluded from core earnings	7	7	1	13	(2)	5	11	(8)	28	6
Core earnings	$39	$23	$34	$5	$17	$20	$30	$19	$101	$86
After-tax margin
Net income	4.4%	2.9%	3.3%	1.7%	1.4%	2.2%	3.6%	1.0%	3.0%	2.0%
Core earnings	3.8%	2.2%	3.2%	0.5%	1.5%	1.8%	2.6%	1.7%	2.4%	1.9%

[1]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator of $8, before-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
PREMIUMS
Fully insured ongoing premiums
Group disability	$411	$411	$423	$428	$452	$452	$452	$462	$1,673	$1,818
Group life	456	468	478	476	495	501	512	516	1,878	2,024
Other	48	47	49	50	48	47	49	50	194	194
Total fully insured ongoing premiums	$915	$926	$950	$954	$995	$1,000	$1,013	$1,028	$3,745	$4,036
Total buyouts [1]	—	—	—	3	—	—	49	—	3	49
Total premiums	915	926	950	957	995	1,000	1,062	1,028	3,748	4,085
Group disability premium equivalents [2]	111	114	111	110	111	109	107	105	446	432
Total premiums and premium equivalents	$1,026	$1,040	$1,061	$1,067	$1,106	$1,109	$1,169	$1,133	$4,194	$4,517
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$25	$25	$27	$86	$33	$36	$41	$109	$163	$219
Group life	28	24	37	135	40	53	48	128	224	269
Other	3	6	2	7	5	2	3	7	18	17
Total fully insured ongoing sales	56	55	66	228	78	91	92	244	405	505
Total buyouts [1]	—	—	1	2	—	(1)	49	—	3	48
Total sales	56	55	67	230	78	90	141	244	408	553
Group disability premium equivalents [2]	8	7	3	31	14	23	22	47	49	106
Total sales and premium equivalents	$64	$62	$70	$261	$92	$113	$163	$291	$457	$659
RATIOS [3]
Loss ratio
Group disability loss ratio	85.8%	91.5%	93.1%	98.2%	97.2%	94.7%	88.7%	90.3%	92.2%	92.7%
Group life loss ratio	70.0%	69.4%	66.5%	70.3%	66.3%	68.2%	69.4%	70.6%	69.0%	68.6%
Total loss ratio	77.0%	79.3%	78.6%	83.0%	80.5%	80.1%	78.0%	79.3%	79.5%	79.5%
Expense ratio [4]	28.4%	28.4%	27.8%	27.5%	27.5%	27.9%	28.7%	28.7%	28.0%	28.2%
GAAP RESERVES [5]
Group disability	$5,321	$5,346	$5,348	$5,342	$5,307	$5,259	$5,225	$5,164
Group life	1,164	1,151	1,159	1,174	1,202	1,206	1,210	1,217
Other	75	71	73	75	77	75	75	76
Total GAAP reserves	$6,560	$6,568	$6,580	$6,591	$6,586	$6,540	$6,510	$6,457

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	ASO fees and claims under claim management agreements.

[3]	Ratios calculated include fees and excluding the effects of buyout premiums.

[4]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator totaling 0.7 points.

[5]
Reserve balances for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, and March 31, 2011 net of reinsurance recoverables of $252, $254, $244, $239, $233, $225, $219 and $212, respectively.

MUTUAL FUNDS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Fee income	$152	$148	$148	$151	$143	$153	$175	$178	$599	$649
Net investment loss	(1)	(1)	—	(1)	(1)	—	(1)	(1)	(3)	(3)
Net realized capital gains (losses)	—	1	(2)	1	—	—	—	1	—	1
Total revenues	151	148	146	151	142	153	174	178	596	647
Amortization of DAC	9	8	9	9	11	12	12	12	35	47
Insurance operating costs and other expenses	118	112	108	111	100	105	120	123	449	448
Restructuring and other costs	1	1	1	—	—	—	—	—	3	—
Total benefits and expenses	128	121	118	120	111	117	132	135	487	495
Income before income taxes	23	27	28	31	31	36	42	43	109	152
Income tax expense	8	9	10	11	12	12	15	15	38	54
Net income	15	18	18	20	19	24	27	28	71	98
Less: Restructuring and other costs, after tax	(1)	(1)	(1)	—	—	—	—	—	(3)	—
Less: Net realized capital gains (losses), after tax, excluded from core earnings	—	—	—	—	(1)	—	—	1	—	—
Core earnings	$16	$19	$19	$20	$20	$24	$27	$27	$74	$98
Return on assets (bps, after tax)
Net income	6.8	8.3	8.1	9.0	9.0	10.5	10.6	11.0	8.2	10.5
Core earnings	7.3	8.7	8.5	9.0	9.5	10.5	10.6	10.6	8.5	10.5

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
MUTUAL FUND SALES
Retail mutual funds	$2,358	$2,086	$1,975	$2,140	$1,760	$2,051	$3,131	$3,934	$8,559	$10,876
Investment only mutual funds [1]	536	423	517	534	493	2,228	676	807	2,010	4,204
Other	75	50	56	70	65	59	65	80	251	269
Total Sales	$2,969	$2,559	$2,548	$2,744	$2,318	$4,338	$3,872	$4,821	$10,820	$15,349
ASSETS UNDER MANAGEMENT
Retail mutual funds	$43,149	$42,475	$40,942	$43,575	$40,228	$39,258	$49,584	$51,064
Investment only mutual funds	16,598	17,015	16,678	17,945	16,140	15,175	17,202	17,788
Other	1,864	1,792	1,723	1,740	1,557	1,424	1,612	1,583
Mutual Funds Assets [2]	61,611	61,282	59,343	63,260	57,925	55,857	68,398	70,435
Annuity mutual fund assets [3]	26,036	26,839	26,888	29,145	27,613	26,944	31,956	33,554
Total Assets Under Management	$87,647	$88,121	$86,231	$92,405	$85,538	$82,801	$100,354	$103,989

[1]	Investment only mutual funds refers to mutual funds offered as defined contribution investments within employee directed retirements plans.

[2]	Mutual Fund assets under management are expected to be impacted by a planned redemption of approximately $1.5 billion in the second quarter of 2013.

[3]	Includes Company-sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
RETAIL MUTUAL FUNDS
Beginning balance	$42,475	$40,942	$43,575	$40,228	$39,258	$49,584	$51,064	$48,753	$40,228	$48,753
Sales	2,358	2,086	1,975	2,140	1,760	2,051	3,131	3,934	8,559	10,876
Redemptions	(2,688)	(2,384)	(2,834)	(3,041)	(3,404)	(5,652)	(4,009)	(3,366)	(10,947)	(16,431)
Net flows	(330)	(298)	(859)	(901)	(1,644)	(3,601)	(878)	568	(2,388)	(5,555)
Change in market value/currency/change in reserve/interest credited [1]	1,004	1,831	(1,774)	4,248	2,614	(6,725)	(602)	1,743	5,309	(2,970)
Ending balance	$43,149	$42,475	$40,942	$43,575	$40,228	$39,258	$49,584	$51,064	$43,149	$40,228

[1]	Includes front end loads on A share products.

TALCOTT RESOLUTION

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
NET INCOME(LOSS)
U.S. Annuity	$35	$188	$(19)	$198	$18	$(224)	$87	$143	$402	$24
International Annuity	(176)	(79)	402	(465)	(44)	376	104	(98)	(318)	338
Institutional	3	27	13	52	1	(53)	58	18	95	24
Other [1]	(10)	13	44	45	62	(26)	85	33	92	154
Talcott Resolution net income (loss)	(148)	149	440	(170)	37	73	334	96	271	540
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings — hedging and assumption changes	(513)	77	452	(758)	(201)	478	37	(159)	(742)	155
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings — all other	126	(22)	(60)	155	36	(146)	58	(42)	199	(94)
Less: Restructuring and other costs, after tax	(14)	(21)	(9)	—	—	—	—	—	(44)	—
Less: Unlock impact, excluded from core earnings	42	(79)	(146)	214	5	(469)	(66)	57	31	(473)
Talcott Resolution core earnings	$211	$194	$203	$219	$197	$210	$305	$240	$827	$952
Unlock impact on net income (loss) by segment
U.S. Annuity	$(90)	$(74)	$(43)	$90	$29	$(170)	$(52)	$43	$(117)	$(150)
International Annuity	141	3	(100)	125	(25)	(212)	(11)	14	169	(234)
Institutional	—	6	—	—	(1)	(2)	1	(1)	6	(3)
Other [1]	(9)	(14)	(3)	(1)	2	(85)	(4)	1	(27)	(86)
Talcott Resolution unlock impact on net income	$42	$(79)	$(146)	$214	$5	$(469)	$(66)	$57	$31	$(473)
Core earnings (losses)
U.S. Annuity	$96	$74	$80	$96	$92	$90	$154	$108	$346	$444
International Annuity	72	75	68	74	70	73	79	64	289	286
Institutional	(6)	(7)	5	4	(10)	(5)	7	11	(4)	3
Other [1] [2]	49	52	50	45	45	52	65	57	196	219
Talcott Resolution core earnings	$211	$194	$203	$219	$197	$210	$305	$240	$827	$952

[1]	Other includes the PPLI, Individual Life and Retirement Plans businesses.

[2]	For the three months ended December 31, 2012, core earnings (losses) other includes $6, $36 and $7, respectively, for the PPLI, Individual Life and Retirement Plans businesses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
RETURN ON ASSETS (bps, after tax)
U.S. Annuity return on assets
Net income (loss)	18.3	96.7	(9.4)	96.5	9.1	(105.6)	37.3	60.1	51.5	2.7
Core earnings	50.1	38.1	39.6	46.8	46.3	42.4	66.1	45.4	44.3	50.6
International Annuity return on assets
Net income (loss)	(205.2)	(91.0)	458.4	(518.0)	(48.6)	405.1	110.5	(103.7)	(91.6)	91.3
Core earnings	84.0	86.4	77.5	82.4	77.3	78.6	83.9	67.7	83.3	77.2
Account Value (end of period)
U.S. variable annuity	$64,825	$66,708	$66,538	$72,235	$68,760	$66,716	$79,347	$82,977
U.S. fixed annuity and Other	10,847	11,005	11,228	11,507	11,631	11,727	11,978	12,136
Total U.S. Annuity account value	$75,672	$77,713	$77,766	$83,742	$80,391	$78,443	$91,325	$95,113
International variable annuity	29,546	30,622	29,831	31,392	31,162	31,438	32,981	33,027
International fixed annuity	3,908	4,536	4,461	4,469	4,786	5,013	4,824	4,463
Total International Annuity account value	$33,454	$35,158	$34,292	$35,861	$35,948	$36,451	$37,805	$37,490
Institutional [2]	17,744	18,204	18,233	18,622	19,330	19,477	19,230	19,326
Other account value [1]	102,429	105,594	104,567	106,913	100,937	97,482	104,621	104,242
Total Talcott Resolution account value [2]	$228,143	$235,323	$233,529	$243,826	$235,310	$230,379	$251,496	$254,734

[1]	As of December 31, 2012, other account value includes $37.4 billion, $13.2 billion and $51.8 billion, respectively, for the PPLI, Individual Life and Retirement Plans businesses.
[2]Institutional account value includes an inter-segment funding agreement which is eliminated in consolidation as follows:

	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011
Institutional account value inter-segment funding	$(1,156)	$(1,346)	$(1,329)	$(1,312)	$(1,296)	$(1,474)	$(1,485)	$(1,437)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
U.S. ANNUITY — SUPPLEMENTAL DATA — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
VARIABLE ANNUITIES
Beginning balance	$66,708	$66,538	$72,235	$68,760	$66,716	$79,347	$82,977	$83,013	$68,760	$83,013
Deposits	209	130	169	307	216	192	227	250	815	885
Partial withdrawals	(815)	(711)	(780)	(815)	(912)	(797)	(888)	(968)	(3,121)	(3,565)
Full surrenders	(1,717)	(1,737)	(2,251)	(1,687)	(1,295)	(1,648)	(2,253)	(1,995)	(7,392)	(7,191)
Death benefits/annuitizations/other [1]	(459)	(388)	(397)	(449)	(346)	(344)	(392)	(419)	(1,693)	(1,501)
Transfers	(1)	2	—	3	(44)	(45)	(44)	(47)	4	(180)
Net flows	(2,783)	(2,704)	(3,259)	(2,641)	(2,381)	(2,642)	(3,350)	(3,179)	(11,387)	(11,552)
Change in market value/change in reserve/interest credited	900	2,874	(2,439)	6,116	4,425	(9,989)	(281)	3,142	7,451	(2,703)
Other	—	—	1	—	—	—	1	1	1	2
Ending balance	$64,825	$66,708	$66,538	$72,235	$68,760	$66,716	$79,347	$82,977	$64,825	$68,760
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$11,005	$11,228	$11,507	$11,631	$11,727	$11,978	$12,136	$12,223	$11,631	$12,223
Deposits	7	9	16	46	42	36	20	13	78	111
Surrenders	(167)	(251)	(298)	(204)	(175)	(301)	(203)	(173)	(920)	(852)
Death benefits/annuitizations/other [1]	(109)	(105)	(106)	(102)	(163)	(165)	(167)	(152)	(422)	(647)
Transfers	—	1	(4)	1	62	73	68	66	(2)	269
Net flows	(269)	(346)	(392)	(259)	(234)	(357)	(282)	(246)	(1,266)	(1,119)
Change in market value/change in reserve/interest credited	111	123	113	136	138	106	124	159	483	527
Other	—	—	—	(1)	—	—	—	—	(1)	—
Ending balance	$10,847	$11,005	$11,228	$11,507	$11,631	$11,727	$11,978	$12,136	$10,847	$11,631
TOTAL U.S. ANNUITY
Beginning balance	$77,713	$77,766	$83,742	$80,391	$78,443	$91,325	$95,113	$95,236	$80,391	$95,236
Deposits	216	139	185	353	258	228	247	263	893	996
Surrenders	(2,699)	(2,699)	(3,329)	(2,706)	(2,382)	(2,746)	(3,344)	(3,136)	(11,433)	(11,608)
Death benefits/annuitizations/other [1]	(568)	(493)	(503)	(551)	(509)	(509)	(559)	(571)	(2,115)	(2,148)
Transfers	(1)	3	(4)	4	18	28	24	19	2	89
Net flows	(3,052)	(3,050)	(3,651)	(2,900)	(2,615)	(2,999)	(3,632)	(3,425)	(12,653)	(12,671)
Change in market value/change in reserve/interest credited	1,011	2,997	(2,326)	6,252	4,563	(9,883)	(157)	3,301	7,934	(2,176)
Other	—	—	1	(1)	—	—	1	1	—	2
Ending balance	$75,672	$77,713	$77,766	$83,742	$80,391	$78,443	$91,325	$95,113	$75,672	$80,391

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INTERNATIONAL ANNUITY
SUPPLEMENTAL DATA—ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
VARIABLE ANNUITIES
Beginning balance	$30,622	$29,831	$31,392	$31,162	$31,438	$32,981	$33,027	$33,507	$31,162	$33,507
Surrenders	(395)	(309)	(379)	(311)	(291)	(296)	(291)	(285)	(1,394)	(1,163)
Death benefits/annuitizations/other [1]	(225)	(200)	(194)	(194)	(164)	(165)	(165)	(191)	(813)	(685)
Net flows	(620)	(509)	(573)	(505)	(455)	(461)	(456)	(476)	(2,207)	(1,848)
Change in market value/change in reserve/interest credited	2,500	532	(1,862)	2,681	141	(2,477)	(404)	610	3,851	(2,130)
Effect of currency translation	(2,956)	768	874	(1,946)	38	1,395	814	(614)	(3,260)	1,633
Ending balance	$29,546	$30,622	$29,831	$31,392	$31,162	$31,438	$32,981	$33,027	$29,546	$31,162
FIXED MARKET VALUE ADJUSTED ("MVA") AND OTHER
Beginning balance	$4,536	$4,461	$4,469	$4,786	$5,013	$4,824	$4,463	$4,596	$4,786	$4,596
Surrenders	(47)	(57)	(152)	(47)	(59)	(44)	(31)	(43)	(303)	(177)
Death benefits/annuitizations/other [1]	(180)	(4)	(18)	1	(204)	(16)	246	(23)	(201)	3
Net flows	(227)	(61)	(170)	(46)	(263)	(60)	215	(66)	(504)	(174)
Change in market value/change in reserve/interest credited	42	22	23	40	28	19	22	31	127	100
Effect of currency translation	(443)	114	139	(311)	8	230	124	(98)	(501)	264
Ending balance	$3,908	$4,536	$4,461	$4,469	$4,786	$5,013	$4,824	$4,463	$3,908	$4,786
TOTAL INTERNATIONAL ANNUITY
Beginning balance	$35,158	$34,292	$35,861	$35,948	$36,451	$37,805	$37,490	$38,103	$35,948	$38,103
Surrenders	(442)	(366)	(531)	(358)	(350)	(340)	(322)	(328)	(1,697)	(1,340)
Death benefits/annuitizations/other [1]	(405)	(204)	(212)	(193)	(368)	(181)	81	(214)	(1,014)	(682)
Net flows	(847)	(570)	(743)	(551)	(718)	(521)	(241)	(542)	(2,711)	(2,022)
Change in market value/change in reserve/interest credited	2,542	554	(1,839)	2,721	169	(2,458)	(382)	641	3,978	(2,030)
Effect of currency translation	(3,399)	882	1,013	(2,257)	46	1,625	938	(712)	(3,761)	1,897
Ending balance	$33,454	$35,158	$34,292	$35,861	$35,948	$36,451	$37,805	$37,490	$33,454	$35,948

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA—ANNUITY DEATH AND LIVING BENEFITS

	AS OF:
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011
U.S. Variable Annuity Business
S&P 500 index value at end of period	1,426.19	1,440.67	1,362.16	1,408.47	1,257.60	1,131.42	1,320.64	1,325.83

Total account value with guaranteed minimum death benefits (“GMDB”)	$64,824	$66,707	$66,538	$72,235	$68,760	$66,716	$79,347	$82,977
GMDB gross net amount of risk ("NAR")	6,610	7,187	8,998	7,698	12,021	15,833	8,566	8,582
% of GMDB NAR reinsured	67%	66%	62%	65%	58%	54%	64%	64%
GMDB retained NAR	2,168	2,458	3,461	2,724	5,087	7,205	3,104	3,118
GMDB net GAAP liability	310	308	337	322	380	440	346	347

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$34,218	$34,836	$35,127	$38,312	$36,604	$35,566	$42,501	$44,616
GMWB gross NAR	650	761	1,198	847	1,888	3,025	745	744
% of GMWB NAR reinsured	17%	16%	16%	16%	16%	16%	21%	20%
GMWB retained NAR [1]	540	636	1,009	711	1,587	2,533	592	595
GMWB net GAAP liability	1,022	1,179	1,790	1,355	2,082	2,276	1,176	1,074

Japan Variable Annuity Business
Yen / $	86.5	77.8	79.8	82.3	76.9	77.1	80.8	82.9
Yen / Euro	114.5	100.2	101.0	110.6	99.7	103.4	117.1	117.6

Total account value with GMDB	$27,716	$28,725	$27,977	$29,396	$29,234	$29,522	$30,785	$30,778
GMDB gross NAR	5,736	9,107	9,477	7,580	10,857	11,035	8,469	7,962
% of GMDB NAR reinsured	16%	13%	13%	15%	13%	13%	15%	15%
GMDB retained NAR	4,831	7,882	8,236	6,469	9,413	9,583	7,233	6,750

Total account value with guaranteed minimum income benefits (“GMIB”)	$25,960	$26,917	$26,119	$27,350	$27,282	$27,471	$28,526	$28,495
GMIB retained NAR [1]	3,316	6,092	6,470	4,785	7,502	7,662	5,442	4,991
GMDB/GMIB net GAAP liability	621	874	847	704	930	907	635	607
Unlock impact on GMDB/GMIB Liability
U.S. variable annuity business	(11)	(39)	9	(61)	(54)	88	(10)	(25)
Japan variable annuity business	(167)	16	130	(152)	32	244	16	(21)

[1]
Policies with a guaranteed living benefit (a GMWB in the U.S., or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to zero. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
VARIABLE ANNUITY GUARANTEED BENEFITS
AS OF DECEMBER 31, 2012
($ in billions)

Total Variable Annuity Guarantees
	Account Value	Gross Net Amount at Risk	Retained Net Amount at Risk	% of Contracts In the Money[3]	% In the Money[4]
U. S. variable annuity [1]
GMDB [2]	$64.8	$6.6	$2.2	48%	13%
GMWB	34.2	0.7	0.5	23%	9%
Japan variable annuity [1]
GMDB	27.7	5.7	4.8	98%	18%
GMIB	26.0	3.3	3.3	97%	12%
U.K. variable annuity [1]
GMDB	1.9	—	—	100%	2%
GMWB	1.7	—	—	24%	7%

[1]
Policies with a guaranteed living benefit (a GMWB in the U.S. or U.K., or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown; however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to zero. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

[2]	Excludes group annuity contracts with GMDB benefits.

[3]	Excludes contracts that are fully reinsured.

[4]	For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

CORPORATE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED									YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011		Dec. 31 2012	Dec. 31 2011
Earned premiums	$—	$—	$—	$—	$—	$—	$1	$(1)		$—	$—
Fee income	25	45	45	52	48	55	53	53		167	209
Net investment income	26	8	3	(6)	(7)	1	13	16		31	23
Other revenues	1	—	—	—	—	—	—	—	1	1	—
Net realized capital gains (losses)	84	9	17	15	(40)	(51)	6	(11)		125	(96)
Total revenues	136	62	65	61	1	5	73	57		324	136
Benefits, losses and loss adjustment expenses	—	1	(1)	—	1	(6)	1	1		—	(3)
Insurance operating costs and other expenses	48	57	63	76	9	43	65	60		244	177
Loss on extinguishment of debt [1]	—	—	910	—	—	—	—	—		910	—
Interest expense	109	109	115	124	124	128	128	128		457	508
Restructuring and other costs	67	17	28	9	11	14	—	—		121	25
Total benefits and expenses	224	184	1,115	209	145	179	194	189		1,732	707
Loss from continuing operations before income taxes	(88)	(122)	(1,050)	(148)	(144)	(174)	(121)	(132)		(1,408)	(571)
Income tax benefit	(49)	(44)	(372)	(52)	(48)	(62)	(47)	(44)		(517)	(201)
Loss from continuing operations	(39)	(78)	(678)	(96)	(96)	(112)	(74)	(88)		(891)	(370)
Add: Income (loss) from discontinued operations [2]	—	—	—	—	6	5	(77)	2		—	(64)
Net loss	(39)	(78)	(678)	(96)	(90)	(107)	(151)	(86)		(891)	(434)
Less: Restructuring and other costs, after tax	(43)	(11)	(18)	(6)	(7)	(9)	—	—		(78)	(16)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	59	9	7	12	(26)	(29)	9	(9)		87	(55)
Less: Loss on extinguishment of debt, after tax	—	—	(587)	—	—	—	—	—		(587)	—
Less: Income (loss) from discontinued operations [2]	—	—	—	—	6	5	(77)	2		—	(64)
Core losses	$(55)	$(76)	$(80)	$(102)	$(63)	$(74)	$(83)	$(79)		$(313)	$(299)

[1]
Includes a loss on extinguishment of debt of $587, after tax, recognized in the second quarter of 2012 related to the repurchase of all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. The loss consisted of the premium associated with repurchasing the 10% Debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance costs related to the 10% Debentures and other costs related to the repurchase transaction.

[2]	The three months ended June 30, 2011 includes charge of $74, after tax, related to the disposition of Federal Trust Corporation.

CONSOLIDATED
INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	710	712	729	738	723	711	744	719	2,889	2,897
Tax-exempt	117	118	119	120	121	125	126	127	474	499
Total fixed maturities	827	830	848	858	844	836	870	846	3,363	3,396
Equity securities, trading	2,676	710	(1,687)	2,866	325	(1,890)	(597)	803	4,565	(1,359)
Equity securities, available-for-sale	14	5	8	10	9	8	8	11	37	36
Mortgage loans	84	88	86	79	76	75	67	63	337	281
Policy loans	29	30	30	30	32	32	34	33	119	131
Limited partnerships and other alternative investments [2]	44	28	72	52	(2)	67	78	100	196	243
Other [3]	71	75	81	69	70	73	77	81	296	301
Subtotal	3,745	1,766	(562)	3,964	1,354	(799)	537	1,937	8,913	3,029
Investment expense	(29)	(26)	(28)	(28)	(31)	(29)	(30)	(26)	(111)	(116)
Total net investment income	3,716	1,740	(590)	3,936	1,323	(828)	507	1,911	8,802	2,913
Less: Equity securities, trading	2,676	710	(1,687)	2,866	325	(1,890)	(597)	803	4,565	(1,359)
Total net investment income excluding trading securities	1,040	1,030	1,097	1,070	998	1,062	1,104	1,108	4,237	4,272
Annualized investment yield, before-tax [4]	4.3%	4.2%	4.5%	4.4%	4.0%	4.3%	4.6%	4.6%	4.3%	4.4%
Annualized investment yield, after tax [4]	2.9%	2.9%	3.1%	3.0%	2.8%	2.9%	3.1%	3.2%	3.0%	3.0%
Net Realized Capital Gains (Losses)
Gross gains on sales	167	205	246	259	174	197	261	61	877	693
Gross losses on sales	(54)	(131)	(159)	(97)	(90)	(63)	(98)	(133)	(441)	(384)
Net impairment losses [5]	(185)	(37)	(98)	(29)	(36)	(60)	(23)	(55)	(349)	(174)
Valuation allowances on mortgage loans	13	—	—	1	1	—	26	(3)	14	24
Japanese fixed annuity contract hedges, net [6]	6	(24)	2	(20)	5	9	6	(17)	(36)	3
Periodic net coupon settlements on credit derivatives/Japan [7]	(11)	2	4	(5)	(2)	1	(2)	(7)	(10)	(10)
Results of variable annuity hedge program
U.S. GMWB derivatives, net	68	381	(115)	185	(97)	(323)	(33)	56	519	(397)
U.S. macro hedge	(48)	(109)	6	(189)	(221)	107	(17)	(84)	(340)	(216)
Total U.S. program	20	272	(109)	(4)	(318)	(216)	(50)	(28)	179	(613)
International program	(857)	(167)	753	(1,219)	(90)	1,132	52	(319)	(1,490)	775
Total results of variable annuity hedge program	(837)	105	644	(1,223)	(408)	916	2	(347)	(1,311)	162
Other net gain (loss) [8]	392	(1)	(50)	204	(30)	(425)	(103)	98	545	(459)
Total net realized capital gains (losses)	(509)	119	589	(910)	(386)	575	69	(403)	(711)	(145)

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]
Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, repurchase agreement and dollar roll collateral, and consolidated variable interest entity non-controlling interests.

[5]	Includes ($177) of intent-to-sell impairments relating to the sales of the Retirement Plans and Individual Life businesses as of the three months and year ended December 31, 2012.

[6]
Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan FVO securities).

[7]	Included in core earnings.

[8]
Primarily consists of non-qualifying derivatives, transactional foreign currency re-valuation associated with the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, and Japan 3Win related foreign currency swaps.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Net Investment Income (Loss)
Commercial Markets	$228	$222	$239	$235	$212	$217	$239	$242	$924	$910
Consumer Markets	37	38	41	43	42	46	49	50	159	187
P&C Other Operations	36	35	39	39	38	37	37	39	149	151
Total Property & Casualty	301	295	319	317	292	300	325	331	1,232	1,248
Group Benefits	101	98	107	99	99	102	106	104	405	411
Mutual Funds	(1)	(1)	—	(1)	(1)	—	(1)	(1)	(3)	(3)
Talcott Resolution	3,289	1,340	(1,019)	3,527	940	(1,231)	64	1,461	7,137	1,234
Corporate	26	8	3	(6)	(7)	1	13	16	31	23
Total net investment income	3,716	1,740	(590)	3,936	1,323	(828)	507	1,911	8,802	2,913
Less: Equity securities, trading	2,676	710	(1,687)	2,866	325	(1,890)	(597)	803	4,565	(1,359)
Total net investment income excluding trading securities	$1,040	$1,030	$1,097	$1,070	$998	$1,062	$1,104	$1,108	$4,237	$4,272

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER TAX AND DAC

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2011	Sept. 30 2011	Jun. 30 2011	Mar. 31 2011	Dec. 31 2012	Dec. 31 2011
Net Realized Capital Gains (Losses), after tax and DAC
Gains/losses on sales, net	$68	$49	$56	$112	$69	$52	$174	$(48)	$285	$247
Net impairment losses [1]	(91)	(24)	(60)	(16)	(34)	(34)	(14)	(30)	(191)	(112)
Japanese fixed annuity contract hedges, net	4	(15)	1	(13)	4	5	4	(11)	(23)	2
Results of variable annuity hedge program
U.S. GMWB derivatives, net	37	230	(55)	78	(74)	(167)	(19)	22	290	(238)
U.S. macro hedge	(23)	(55)	(1)	(76)	(29)	24	(11)	(28)	(155)	(44)
Total U.S. Program	14	175	(56)	2	(103)	(143)	(30)	(6)	135	(282)
International program	(527)	(98)	508	(760)	(98)	621	67	(152)	(877)	438
Total results of variable annuity hedge program	(513)	77	452	(758)	(201)	478	37	(158)	(742)	156
Other net gain (loss) [2]	232	—	(56)	137	(17)	(228)	(52)	11	313	(286)
Total net realized captial gains (losses), after tax and DAC	$(300)	$87	$393	$(538)	$(179)	$273	$149	$(236)	$(358)	$7
Reconciliation of Net Realized Capital Gains (Losses), after tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — after tax and DAC
Total net realized capital gains (losses)	$(300)	$87	$393	$(538)	$(179)	$273	$149	$(236)	$(358)	$7
Less: total net realized capital gains (losses) included in core earnings (losses)	(6)	6	6	(1)	3	4	1	—	5	8
Total net realized capital gains (losses), after tax and DAC, excluded from core earnings (losses)	$(294)	$81	$387	$(537)	$(182)	$269	$148	$(236)	$(363)	$(1)

[1]	Includes ($87) after tax and DAC of intent-to-sell impairments relating to the sales of the Retirement Plans and Individual Life businesses as of the three months and year ended December 31, 2012.

[2]	Primarily consists of gains and losses on non-qualifying derivatives, Japan 3 Win related foreign currency swaps, fixed maturities FVO and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Total investments	$134,250	100.0%	$137,168	100.0%	$134,935	100.0%	$133,600	100.0%	$134,948	100.0%
Less: Equity securities, trading	28,933	21.6%	29,980	21.9%	29,215	21.7%	30,722	23.0%	30,499	22.6%
Total investments excluding trading securities	$105,317	78.4%	$107,188	78.1%	$105,720	78.3%	$102,878	77.0%	$104,449	77.4%
Asset-backed securities (“ABS”)	$2,763	3.2%	$2,758	3.2%	$3,002	3.5%	$3,087	3.7%	$3,153	3.9%
Collateralized debt obligations (“CDOs”)	3,040	3.5%	3,072	3.5%	3,037	3.6%	3,043	3.7%	2,487	3.0%
Commercial mortgage-backed securities (“CMBS”)	6,321	7.4%	6,273	7.2%	6,346	7.4%	6,774	8.1%	6,951	8.5%
Corporate	44,049	51.3%	43,433	50.1%	42,983	50.5%	43,329	52.2%	44,011	53.9%
Foreign government/government agencies	4,136	4.8%	4,216	4.9%	3,598	4.2%	3,352	4.0%	2,161	2.6%
Municipal	14,361	16.7%	14,291	16.5%	14,125	16.6%	13,838	16.6%	13,260	16.2%
Residential mortgage-backed securities (“RMBS”)	7,480	8.7%	7,477	8.6%	6,981	8.2%	6,595	7.9%	5,757	7.0%
U.S. Treasuries	3,772	4.4%	5,206	6.0%	5,155	6.0%	3,139	3.8%	4,029	4.9%
Total fixed maturities, AFS [1]	$85,922	100.0%	$86,726	100.0%	$85,227	100.0%	$83,157	100.0%	$81,809	100.0%
U.S. government/government agencies	$10,975	12.8%	$12,458	14.4%	$11,980	14.1%	$9,193	11.1%	$9,364	11.4%
AAA	9,220	10.7%	9,128	10.5%	9,002	10.6%	9,712	11.7%	10,113	12.4%
AA	16,104	18.7%	16,305	18.8%	16,290	19.1%	16,463	19.8%	15,844	19.4%
A	22,650	26.4%	21,923	25.3%	21,207	24.9%	20,773	25.0%	21,053	25.7%
BBB	22,689	26.4%	22,665	26.1%	22,528	26.3%	22,664	27.2%	21,760	26.6%
BB & below	4,284	5.0%	4,247	4.9%	4,220	5.0%	4,352	5.2%	3,675	4.5%
Total fixed maturities, AFS [1]	$85,922	100.0%	$86,726	100.0%	$85,227	100.0%	$83,157	100.0%	$81,809	100.0%

[1]	Available-for-sale ("AFS").

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2012

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Utilities	$7,906	$8,900	8.5%
Financial services	7,561	7,927	7.5%
Consumer non-cyclical	5,931	6,683	6.3%
Basic industry	4,122	4,512	4.3%
Technology and communications	3,971	4,481	4.3%
Energy	3,816	4,312	4.1%
Capital goods	3,112	3,499	3.3%
Consumer cyclical	2,444	2,705	2.6%
Transportation	1,393	1,554	1.5%
Other	304	366	0.3%
Total	$40,560	$44,939	42.7%
Top Ten Exposures by Issuer [2]
Government of Japan [3]	$2,728	$2,701	2.6%
State of California	486	544	0.5%
National Grid PLC	356	413	0.4%
AT&T Inc.	302	382	0.4%
State of Illinois	314	334	0.3%
Commonwealth of Massachusetts	285	327	0.3%
Goldman Sachs Group Inc.	293	318	0.3%
Government of the United Kingdom	278	309	0.3%
Caterpillar Inc.	260	297	0.3%
General Electric Co.	330	292	0.2%
Total	$5,632	$5,917	5.6%

[1]	Excludes equity securities, trading.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.

[3]	These securities are included in short-term investments, fixed maturities, available-for-sale, and fixed maturities, fair value option on the Company’s Consolidating Balance Sheets.